Exhibit 10(b)

AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

This Amendment No. 1 to Asset Purchase Agreement is made as of August 31, 2005 by and between Alfa Financial Corporation and OFC Servicing Corporation.

The parties entered into that certain Asset Purchase Agreement dated June 6, 2005 (the “Agreement”), and they now desire to amend the Agreement as set forth herein.

In consideration of the mutual promises made in the Agreement, the parties hereby agree as follows:

1. Section 9(a)(2) of the Agreement is amended to change “August 31, 2005” to “September 30, 2005.”

2. Section 9(a)(3) of the Agreement is amended to change “August 31, 2005” to “September 30, 2005.”

3. The Agreement remains in full force and effect, unamended except as expressly set forth above.

In witness whereof, each party has caused this amendment to be executed by its duly officer.

ALFA FINANCIAL CORPORATION

By:	/s/ C. Lee Ellis
Name:	C. Lee Ellis
Title:	Executive Vice President

OFC SERVICING CORPORATION

By:	/s/ Richard A. Hills, Jr.
Name:	Richard A. Hills, Jr.
Title:	Vice President